CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION
                         906 OF THE SARBANES-OXLEY ACT

I, James D. Dondero, Chief Executive Officer of Highland Floating Rate Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  APRIL 25, 2007               /S/ JAMES D. DONDERO
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                                    James D. Dondero, Chief Executive Officer
                                    (principal executive officer)

I, M. Jason Blackburn, Chief Financial Officer of Highland Floating Rate Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  APRIL 25, 2007               /S/ M. JASON BLACKBURN
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                                    M. Jason Blackburn, Chief Financial Officer
                                    (principal financial officer)